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                                                                  EXHIBIT 10.33

                             STOCK OPTION AGREEMENT


                  AGREEMENT by and between Bank United Corp., a Delaware corporation (the "Company"), and __________ (the "Executive"), dated as of the __ day of August, 1996.

                  WHEREAS, the Company effected a reorganization on June 17, 1996, in which Hyperion Holdings Inc., a Delaware corporation, was merged with and into the Company;

                  AND WHEREAS, it is anticipated that an initial public offering (the "IPO") of the Company's Class A common stock, par value $.01 per share (the "Stock"), will be effected shortly following;

                  AND WHEREAS, in connection with the IPO, the Company adopted an Executive Management Compensation Program providing for, inter alia, the grant to the Executive of options (the "Options") to purchase Common Stock, on the terms and conditions set forth herein;

                  NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

                  1.  Options.  (a)  Grant.  The Company hereby grants the
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Executive the Options, consisting of the right to purchase ______ shares of
Stock for an exercise price per share equal to the Fair Market Value on the date of grant. The terms of the Options are subject to adjustment pursuant to the other terms and conditions set forth in this Section 1.

                  (b) Exercisability and Termination. Except as provided in paragraph (d) of this Section 1, the Options shall become vested as follows: with respect to ________ shares on ______ of each of 1997 and 1998, with the remaining _____ shares becoming vested on ____, 1999. The Options shall become fully vested upon Company's termination of the Executive's employment without cause or upon the Executive's termination of his employment for Good Reason. The Options shall become exercisable upon the third anniversary of the date of the IPO, and no Options, whether or not vested, shall be exercisable prior to such date. Subject to paragraph (d) of this Section 4, all unvested Options shall immediately terminate and be cancelled upon the Company's termination of the Executive's employment for Cause or upon the Executive's termination of his employment with the Company other than for Good Reason. All Options, whether or not exercisable, shall terminate and cease to be exercisable at the close of business on the tenth anniversary of the date hereof.
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                  (c) Method of Exercise. (i) Notice. Subject to the provisions of this Section 1, the Executive may exercise one or more Options at any time when they are exercisable by giving written notice of exercise to the Company specifying: (A) the number of shares of Stock with respect to which the Options are being exercised; (B) the method of withholding of taxes that the Executive has chosen pursuant to paragraph (d) of Section 4, if not previously specified; and (C) whether the Executive elects to pay the exercise price by (1) tendering to the Company previously owned shares of Stock with an aggregate Fair Market Value (calculated as of the day before the date of exercise) equal to the aggregate exercise price of the Options being exercised or (2) delivering to the Company (I) a copy of an irrevocable instruction from the Executive to an underwriter or broker directing such underwriter or broker to sell shares of Stock to be acquired by the exercise of such Options in an amount (net of brokers' and underwriters' fees, commissions or discounts) sufficient to pay such exercise price in full, and promptly remit to the Company the amount of such exercise price, all of which arrangements shall be reasonably satisfactory to the Company, (II) irrevocable instructions from the Executive to

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the Company to withhold from the shares of Stock to be acquired by the exercise of such Options a number of shares having a Fair Market Value on the date of exercise sufficient to pay such exercise price in full or (III) a combination of the foregoing (in the case of (I), (II) or (III), a "Cashless Exercise").

                  (ii) Payment of Exercise Price. Upon the exercise of an Option, except to the extent the Executive pays the applicable exercise price by means of a Cashless Exercise, the Executive shall pay the applicable exercise price in cash, by bank check or such other instrument as the Company may accept.

                 (iii) Issuance of Stock. As soon as practicable after receiving
(A) payment of the applicable exercise price of an Option that is exercised or
(B) the certificates for the shares of Stock referred to in clause (C)(1) of subparagraph (c)(i) of this Section 1, or (c) the instructions referred to in clause (C)(2)(I) or (II), as applicable, of subparagraph (i) of paragraph (c) of this Section 1 with respect to the exercise of an Option by Cashless Exercise and the Company's reasonable satisfaction with the arrangements in respect thereof, as applicable, but subject to the provisions of paragraph (d) of
Section 4 (pertaining to the withholding of taxes), the Company shall issue to the Executive in accordance with his instructions one or more stock certificates in respect of the

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Stock acquired by that exercise (net of any shares to be retained by the Company pursuant to clause (C)(1) of subparagraph (c)(i) of this Section 1), which certificates shall be registered in the name of the Executive and shall bear an appropriate legend substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of a Nontransferable Stock Agreement with Bank United Corp. Copies of such Agreement are on file at the offices of Bank United Corp., Suite 500, 50 Charles Lindbergh Blvd., Uniondale, NY 11553."

In addition, such securities shall also bear an appropriate legend referring to any restrictions on the sale, transfer, assignment, pledge or other disposition of such Stock contained in any stockholders agreement to which the Executive is a party. When the Executive has given proper notice of exercise of an Option and has paid the applicable exercise price in full as provided above, the Executive shall have all of the rights of a stockholder of the Company holding the Stock acquired by such exercise (including, if applicable, the right to vote the shares or express consent and the right to
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receive dividends).

                  (d) Effect of a Change in Control. Options. (i) Upon a Change in Control, all Options that have not previously become exercisable or been terminated shall become exercisable.

                  (ii) LSARs. With respect to each Option that has not been exercised or terminated as of the date a Change in Control occurs, from and after the date of the Change in Control until the termination of the Options in accordance with Section 1 above, the Executive shall have the right (an "LSAR"), in lieu of exercising such Option in accordance with Section 1 above, upon notice to the Company of his election to exercise an LSAR, to surrender such Option to the Company for cancellation in exchange for cash in an amount equal to the amount by which the Change in Control Price per share of the Stock on the date of such election exceeds the exercise price per share of Stock under such Option, multiplied by the number of shares of Stock subject to such Option as to which the right granted under this paragraph (d) of Section 1 is being exercised; provided, however, that if the Change in Control occurs within six months of the date of this Agreement, no such election shall be made before the expiration of six

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months from the date of this Agreement. Notwithstanding the foregoing, if any right granted pursuant to this Section 1(d)(ii) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Board shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

                  (e) Other Terms and Conditions of Options and LSARs. (i) Nontransferability. No Option or LSAR shall be transferable by the Executive except (A) by will or by the laws of descent and distribution; (B) pursuant to a gift to such optionee's children and immediate family members, whether directly or indirectly or by means of a trust or partnership or otherwise or (C) pursuant to a domestic relations order or qualified domestic relations order as such terms are defined by ERISA or the Code. Any transfer or purported transfer in violation of this paragraph shall be void and of no effect. All Options and LSARs shall be exercisable, during the
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Executive's lifetime, only by the Executive or by the guardian or legal representative of the Executive, it being understood that for purposes of this
Section 1, references to the Executive include the guardian and legal representative of the Executive and any person to whom an Option and the related LSAR is transferred by will or the laws of descent and distribution.

                  (ii) Adjustments. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or any partial or complete liquidation of the Company, the Board may make such substitution or adjustments in the number, kind and option price of the Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to Options shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any LSAR associated
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with any Option.

                    (iii) Post-Adjustment References. Following an adjustment under this paragraph (e) of Section 1, all references in this Section 1 to the number of Options and LSARs, the number and kind of shares of Stock subject thereto, and the exercise price thereof, shall be deemed to refer to such number, kind and exercise price as adjusted.

                  2. Definitions. The following terms shall have the meanings set forth in this Section 2.

                  (a) The "Accounting Firm" means Deloitte & Touche LLP or any other nationally recognized firm of certified public accountants that the Company may designate.

                  (b) The "Board" means the Board of Directors of the Company.

                  (c) A "Cashless Exercise" has the meaning assigned to it in subparagraph (i) of paragraph (c) of Section 1.

                  (d) "Cause" means (1) conviction of a participant for com-mitting a felony under federal law or the law of the
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state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties or (3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

                  (e) A "Change in Control of the Company" means the happening of any of the following events:

                  (1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (A) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (i) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a
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         conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (ii) Any acquisition by the Corporation, (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iv) Any acquisition by any corporation pursuant to a transaction which complies with clauses
         (i), (ii) and (iii) of subsection (3) of this Section 2(e); or

                  (2) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(e), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board
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         (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of
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         the Outstanding Corporation Common Stock and Outstanding Corporation
         Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding
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         shares of common stock of the corporation resulting from such Corporate
         Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (4) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                  (f) The "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the
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consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

                  (g) The "Code" means the Internal Revenue Code of 1986 and any successor thereto, as amended from time to time, and the regulations thereunder.

                  (h) The "Company" means the Company as defined in the first paragraph of this Agreement and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (i) The "Executive" has the meaning assigned to it in the first paragraph of this Agreement.

                  (j) "ERISA" means the Employee Retirement Income Security Act of 1974 and any successor thereto, as amended from time to time, and the rules and regulations thereunder

                  (k) "Fair Market Value" means, as of any given
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date, the mean between the highest and lowest reported sales prices of the
Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

                  (l) "Good Reason" means the assignment to the Executive of any duties inconsistent in any respect with his position as _______________________ as the case may be, of the Company, or any other action by the Company that results in a diminution in his position, authority, duties or responsibilities; any reduction of the Executive's compensation or benefits below what is required by the terms of his employment with the Company; and any purported termination of the Executive's employment by the Company other than for Cause.

                  (m) The "LSARs" has the meaning assigned to it in subparagraph
(ii) of paragraph (d) of Section 1.

                  (n) "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System.
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                  (o) The "Options" has the meaning assigned to it in the third paragraph of this Agreement.

                  (p) The "Stock" means the Class A common stock of the Company, par value $.01_ per share.

                  (q) "Taxes" means all federal, state and local income and other applicable taxes.

                  3. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive except by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's guardian and legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business
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and/or assets of the Company to assume expressly and agree to perform this
Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place, except as otherwise provided in subparagraph (ii) of paragraph (e) of Section 1.

                  4. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) Notices. All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

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                  If to the Company:
                           Bank United Corp.
                           Suite 500
                           50 Charles Lindbergh Blvd.
                           Uniondale, NY  11553
                           (516) 745-6644

                           Attention: General Counsel
or to such other address or facsimile number as any party shall have furnished to the others in writing in accordance with this paragraph (b) of Section 4. Notice and communications shall be effective when actually received by the addressee.

                  (c) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Executive for federal income tax purposes with respect to any Options under this Agreement, the Executive shall pay to the Company, or make arrangements satisfactory to

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the Company regarding the payment of, any Taxes that are required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditional on such payment or arrangements.

                  (e) No Waiver. The failure of the Executive or the Company to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) Entire Agreement. The Executive and the Company acknowledge that this Agreement supersedes any prior agreement between the parties with respect to the subject matter of this Agreement.

                  (g) Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same original.
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                  IN WITNESS WHEREOF, the Executive has hereunto set the
Executive's hand and, pursuant to authorization from their respective governing authorities, the Company has caused this Agreement to be executed in its name on their behalf, all as of the day and year first above written.


                                                   _____________________________

                                                   _________________

                                                   BANK UNITED CORP.



                                                   By___________________________